DELAWARE LIFE ACCELERATOR PRIME® VARIABLE ANNUITY
An individual flexible payment variable annuity
Issued by
Delaware Life Insurance Company
Supplement dated July 3, 2023
to the Prospectus, Initial Summary Prospectus and Updating Summary Prospectus
 dated May 1, 2023

This supplement contains information about the Morgan Stanley Variable Insurance Fund, Inc. Global Franchise Portfolio (the “Portfolio”) that is available as an investment option under your Contract.  The Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. has approved the liquidation of the Portfolio on or about September 18, 2023 (the “Liquidation Date”).
Allocations to the Subaccount investing in the Portfolio (the “Liquidating Subaccount”) will not be accepted after September 13, 2023. If you currently have an allocation to the Liquidating Subaccount, then effective immediately, a single transfer of that allocation to any other Subaccount(s) available under your Contract, or to the Fixed Account, will not count against the contractual transfer limitations. You can request a transfer in writing at our Service Address, or by calling us at (800) 374-3714. You can request copies of fund prospectuses for the other available Subaccounts by calling us at (800) 477-6545, Option 2, or access them via the customer documentation center on our web site at www.delawarelife.com/solutions/apva.

As of the close of business on the Liquidation Date, any Contract Value remaining in the Liquidating Subaccount will be automatically transferred to the MFS U.S. Government Money Market Portfolio Subaccount.  This automatic transfer will not count against the contractual transfer limitations. If you submit a new purchase payment after September 13, 2023, and your standing allocation instructions include the Liquidating Subaccount, the purchase payment will be rejected and returned to you.  You may contact us at any time to update your standing allocation instructions, or you may submit new allocation instructions with your new purchase payment.

After September 13, 2023, any Dollar-Cost Averaging, Portfolio Rebalancing or automatic investment or withdrawal programs that have not been changed to replace the Liquidating Subaccount will continue with the MFS U.S. Government Money Market Portfolio Subaccount as the replacement.

This Supplement should be read in conjunction with the current prospectus dated May 1, 2023.

Please read this Supplement carefully and retain it for future reference.